EXHIBIT 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Steven J, Douglass, Ullrich E. Porzig, and William J. Rainey, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign Post-Effective Amendment No. 1 relating to Registration Statement 333-25877 respecting the Payless ShoeSource, Inc. 1996 Stock Ownership Plan, Post-Effective Amendment No. 1 to Registration Statement 333-30371 respecting the Payless ShoeSource, Inc. Stock Ownership Plan, Post-Effective Amendment No. 2 relating to Registration Statement No. 333-28483 respecting the Payless ShoeSource, Inc. Profit Sharing Plan and the Payless ShoeSource, Inc. Profit Sharing Plan for Puerto Rico Associates, and Post-Effective Amendment No. 1 relating to Registration Statement No. 333-50671 relating to the Payless ShoeSource, Inc. Deferred Compensation Plan, and any and all further post-effective amendments to any such Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises to perfect and complete such filing(s), as fully to all the intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue thereof.

         Dated this 22nd day of May, 1998

                                                      /s/  Steven J. Douglass
                                                      /s/  Ullrich E. Porzig
                                                      /s/  Howard R. Fricke
                                                      /s/  Thomas A. Hays
                                                      /s/  Michael E. Murphy
                                                      /s/  Richard L. Stark
                                                      /s/  Daniel Boggan Jr
                                                      /s/  Mylle B. Mangum
                                                      /s/  Ronald A. Cooperman



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                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Jeffrey A. Long and William J. Rainey, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign Post-Effective Amendment No. 2 relating to Registration Statement No. 333-28483 respecting the Payless ShoeSource, Inc. Profit Sharing Plan and the Payless ShoeSource, Inc. Profit Sharing Plan for Puerto Rico
Associates and any and all further post-effective amendments to such Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises to perfect and complete such filing(s), as fully to all the intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue thereof.

        Dated this 22nd day of May, 1998


                                                    /s/Jed L. Norden
                                                    /s/Ronald A. Cooperman
                                                    /s/Ullrich E. Porzig
                                                    /s/William J. Rainey
                                                    /s/Jeffrey A. Long